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CERTIFICATE OF LOCATION
LODE MINING CLAIM

        TO WHOM IT MAY CONCERN:

        The undersigned hereby certifies that he has caused to be located the OOPA #1, Lode Mining Claim in the following quarter(s) of section(s):

        South 1/4 of Section 21, within T24N R21E. MDB&M, Washoe County, Nevada on;

        May 31, 2001.

      The name and mailing address of the locator is:

      LARRY G. MARTIN
      3154 CLAN ALPINE
      SPARKS, NEVADA 89434

        The claim is approximately 1500 feet long and 600 feet wide, such that 1475 feet are located the NORTH direction and 25 feet in a South direction from the point of location (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from NORTH to the SOUTH direction.

        The number, location and markings on each corner monument are as follows:

Location	Description
No 1 Southeat Corner	Wood post at least 1 1/2 inches square
No.2 Northeast corner	Wood post at least 1 1/2 inches square
No.3 Northwest Corner	Wood post at least 1 1/2 inches square
No.4 Southwest Corner	Wood post at least 1 1/2 inches square

        As erected on the ground, each corner is marked with claim name, number, and which corner it is as described above on a aluminum tag attached to the post.

        The location work consisted of making a map as provided in NRS 517.040.

        Dated this 31st day of May, 2001

        SIGNATURE OF LOCATOR

        By: /s/ Larry G. Martin

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CERTIFICATE OF LOCATION LODE MINING CLAIM